EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "AGREEMENT") dated October 19, 2010, by and between Win Gaming Media, Inc., a Nevada corporation (the "Company"), and _____________ (the "Purchaser").

     The Company and the Purchaser agree as follows:

                                   ARTICLE 1
                                PURCHASE AND SALE

     1.1 CLOSING.

          (a) SECURITIES PURCHASED. At the closings of the transaction contemplated hereby (the "CLOSING"), the Company will sell and the Purchaser will purchase the following securities of the Company for an aggregate purchase price of up to 300,000 US dollars (the "PURCHASE PRICE"), as follows:

               (i) ___________ shares of Common Stock $0.001 par value at a price of $0.08 per share, or an aggregate purchase price of ______ US dollars (the "SHARES"); and

               (ii) Five-year warrant to purchase up to an additional __________ shares of Common Stock with an exercise price of $0.08 per share, which will be issued to Purchaser at the Closing and will be exercisable only after six months from Closing (the "WARRANT"). No separate consideration shall be paid for the Warrant. The Warrant shall be in the form previously provided to the Purchaser. (the shares issuable upon exercise of the Warrant are sometimes referred to hereinafter as the "WARRANT SHARES" and the Shares and Warrant Shares are sometimes referred to hereinafter as the "SECURITIES".)

          (b) CLOSING DELIVERIES. (i) The Closing shall take place on October 20, 2010. At the Closing or earlier, the Purchaser shall deliver to the Company immediately available funds equal to the Purchase Price, and the Company shall deliver to the Purchaser, no later than 45 days following the closing, the Shares and the Warrant, effected by delivering to the Purchaser a copy of the irrevocable instructions to the Company's transfer agent instructing the transfer agent to deliver the Shares via overnight courier share certificates or via the Depository Trust Company Deposit Withdrawal Agent Commission System, and delivery of the Warrant (which may initially be an electronic copy, to be followed immediately by the original executed Warrant), in each case in the name of the Purchaser; and (ii) The obligations of the Company and the Purchaser to effect the Closing are unconditional.

     THE PURCHASER UNDERSTANDS THAT AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK, AND THAT THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE. THERE CAN BE NO ASSURANCES THAT THE PURCHASER WILL RECOVER ALL OR ANY PORTION OF THIS INVESTMENT.


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                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

     2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

          (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, including the issuance of the Securities, has been duly authorized by all necessary action on the part of the Company. This Agreement is the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          (c) ISSUANCE OF THE SECURITIES; REGISTRATION. The Securities are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable. The Warrant Shares, when issued in accordance with the terms of the Warrant, will be validly issued, fully paid and nonassessable.

          (d) SEC REPORTS. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") for at least the one (1) year preceding the date hereof (or such shorter period as the Company was required to do so) (the "SEC REPORTS"). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) MATERIAL ADVERSE CHANGE. Since the date of the latest SEC Report, there has been no material adverse change in the business or financial condition of the Company.

     2.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER 2.3 . The Purchaser hereby represents and warrants as follows:

          (a) ORGANIZATION; AUTHORITY. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and is the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority, including the U.S. Securities and Exchange Commission, is required on the part of the Purchaser in connection with the execution and delivery of this Agreement, or the offer, sale, and delivery of the Securities as contemplated by this Agreement.


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          (b) OWN ACCOUNT; INVESTMENT INTENT. The Purchaser is acquiring the
     Securities as principal for its own account for investment purposes only and not and will not acquire the Shares, the Warrant or the Warrant Shares with a view to or for distributing or reselling them in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT") or any applicable state securities law, has no present intention of distributing any of them in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding their distribution of such Securities. The Purchaser understands that the Securities included therein are "restricted securities" and have not been registered under the Securities Act or any applicable state securities laws. The Purchaser is acquiring the Securities and each part thereof hereunder in the ordinary course of its business.

          (c) REGULATION S. The Purchaser makes the following representations related to Regulation S under the Securities Act: (i) it is not a "U.S. Person" as that term is defined in Rule 902 of Regulation S under the Securities Act; and received all communications relating to the issuance of the Shares, and executed all documents relating thereto, outside the United States; and (ii) it agrees to resell the Shares, the Warrant and the Warrant Shares only in accordance with the provisions of Regulation S, or pursuant to another available exemption from the registration requirements of the Securities Act, and further agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

          (d) EXPERIENCE OF SUCH PURCHASER. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities (and each part thereof) and, at the present time, is able to afford a complete loss of such investment.

          (e) OPPORTUNITY TO CONDUCT DUE DILIGENCE. The Purchaser was granted the opportunity to conduct due diligence prior to entering into the transactions contemplated by this Agreement. No offering memorandum or similar disclosure document has been prepared in connection with the sale of the Securities. The Purchaser has read this Agreement and is familiar with the terms of the Securities. In making the decision to purchase the Securities, the Purchaser and the Purchaser's advisors have, prior to any sale to the Purchaser, been given access and the opportunity to examine all books and records of the Company, all contracts and documents relating to the Company, and all filings made by the Company with the U.S. Securities and Exchange Commission, and an opportunity to ask questions of, and to receive answers from, the Company and to obtain any additional information necessary to verify the accuracy of the information provided to the Purchaser. The Purchaser and the Purchaser's advisors have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested. The only representations and warranties being given to the Purchaser by the Company are as contained in this Agreement.

                                   ARTICLE 3
                         OTHER AGREEMENTS OF THE PARTIES

     3.1 PUBLICITY. The parties agree that this Agreement and the transactions contemplated hereby will remain confidential until the Company files a Form 8-K or any other report with the Securities and Exchange Commission disclosing this Agreement. The Purchaser agrees not to effect any purchase or sale of the securities of the Company until after such filing is made.


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     3.2 TRANSFER RESTRICTIONS.

          (a) The Purchaser hereby acknowledges that the Securities and any part hereof may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares, Warrant or Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of such opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares, Warrant or Warrant Shares under the Securities Act. Unless the transfer of the Warrant has been registered, no Warrant may be transferred to any person that is not an "accredited investor."

          (b) The Purchaser agrees to the imprinting, so long as is required, of a legend on any of the Shares, Warrant and Warrant Shares in the following form:

               [THESE SHARES] [THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT] HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                                   ARTICLE 4
                                  MISCELLANEOUS

     4.1 FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with this Agreement. Purchaser acknowledges that the Company may pay a transaction fee to finders.

     4.2 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or by email to the email address set forth on the signature page or (b) upon actual receipt by the party to whom such notice is required to be given.

     4.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors. This Agreement is not assignable by either party.


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     4.4 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement).

     4.5 SURVIVAL OF REPRESENTATIONS. The Purchaser agrees that all of the warranties, representations acknowledgments, confirmations, covenants and promises made in this Agreement shall survive its execution and delivery.

     4.6 CHANGES IN REPRESENTATIONS. The Purchaser agrees to notify the Company immediately of any change in the representations, warranties or information pertaining to the Purchaser contained herein.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS.]


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     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase
Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WIN GAMING MEDIA, INC.

By: /s/ Shimon Citron                        By: /s/ Dimitrios Bouras
-------------------------------------        -----------------------------------
     Name: Shimon Citron                          Name: Dimitrios Bouras
     Title: CEO                                   Title:

Office Address: 103 Foulk Rd.,                    Address:
Wilmington, DE 19803                              Fax No:

Fax No. 1-302-652-8667
                                             By: /s/ Pini Gershon
                                             -----------------------------------
                                                  Name: Pini Gershon
                                                  Title:

                                                  Address:
                                                  Fax No:

                                             Azriel Zolti Ltd.

                                             By: /s/ Azriel Zolti
                                             -----------------------------------
                                                  Name: Azriel Zolti
                                                  Title:

                                                  Address:
                                                  Fax No:

                                             By: /s/ Udi Barzily
                                             -----------------------------------
                                                  Name: Udi Barzily
                                                  Title:

                                                  Address:
                                                  Fax No:

                                             By: /s/ Baruch Toledano
                                             -----------------------------------
                                                  Name: Baruch Toledano
                                                  Title:

                                                  Address:
                                                  Fax No:


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